UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2021

Weatherford International plc

(Exact name of registrant as specified in its charter)

____________________________________

Ireland	001-36504	98-0606750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2000 St. James Place, Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 713.836.4000

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.001 par value per share	WFRD	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition

On October 12, 2021, Weatherford International plc (the “Company”) issued a press release providing preliminary third-quarter 2021 performance update and announcing third-quarter 2021 conference call.

A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K. The information contained in this Item 2.02 and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

Notes Offering

On October 12, 2021, the Company issued a press release announcing the commencement of the offering (the “Offering”) of $1,500 million aggregate principal amount of senior notes due 2030 (the “Notes”) by Weatherford International Ltd. (the “Issuer”), the Company’s wholly owned subsidiary. The Issuer intends to use the net proceeds from the Offering and cash on hand (i) to purchase up to $1,500 million principal amount of its 11.00% senior notes due December 1, 2024 (the “11.00% Senior Notes”) in the Tender Offer (as defined below) at the applicable tender prices, plus accrued and unpaid interest and (ii) to fund the Concurrent Redemption (as defined below). A copy of the press release relating to the Offering is attached hereto as Exhibit 99.2 and is incorporated by reference into this Item 8.01.

The Notes will be offered and sold only to persons reasonably believed to be qualified institutional buyers in the United States pursuant to Rule 144A under the Securities Act, and outside the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act.

The Notes have not been and will not be registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This Current Report on Form 8–K shall not constitute an offer to sell or a solicitation of an offer to purchase the Notes, or any other securities, and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful.

Tender Offer

On October 12, 2021, the Company issued a press release announcing that the Issuer has commenced a cash tender offer (the “Tender Offer”) to purchase for cash up to $1,500,000,000 aggregate principal amount of its outstanding 11.00% Senior Notes. The Tender Offer is subject to, and conditioned upon, among other things, a financing condition. The financing condition may be satisfied by the Offering of the Notes.

Holders of the 11.00% Senior Notes should refer to the Issuer’s Offer to Purchase dated October 12, 2021, available from D.F. King & Co., Inc., the tender and information agent for the Tender Offer.

A copy of the press release relating to the Tender Offer is attached hereto as Exhibit 99.3 and is incorporated by reference into this Item 8.01.

Conditional Notice of Partial Redemption

The Issuer intends to issue a conditional notice of partial optional redemption to the holders of its 11.00% Senior Notes, providing for the redemption of up to $1,500,000,000 aggregate principal amount of the Issuer’s remaining outstanding 11.00% Senior Notes not tendered and purchased in the Offer (the “Concurrent Redemption”). The principal amount of 11.00% Senior Notes to be redeemed will be equal to the difference between (i) $1.5 billion and (ii) the aggregate principal amount of the 11.00% Senior Notes purchased by the Issuer in the Tender Offer. The redemption price for the 11.00% Senior Notes to be redeemed will be equal to 100% of the principal amount of the 11.00% Senior Notes to be redeemed plus the Make Whole Premium (as defined in the indenture governing the 11.00% Senior Notes) as of, and accrued and unpaid interest to, but excluding, the redemption date. The redemption date for the Concurrent Redemption is expected to be November 15, 2021. The Concurrent Redemption will be conditioned on (i) the Issuer receiving the funds from the offer and sale of at least $1.5 billion aggregate principal amount of the Notes and the closing of the Offering and (ii) the Issuer purchasing less than $1.5 billion aggregate principal amount of the 11.00% Senior Notes pursuant to the Tender Offer. The Issuer intends to use the net proceeds from the Offering and cash on hand to fund the Concurrent Redemption.

This disclosure does not constitute a notice of redemption with respect to the 11.00% Senior Notes.

Forward-Looking Statements

The Current Report on Form 8-K contains forward-looking statements concerning, among other things, the Company’s strategy and financing plans and goals. These forward-looking statements are generally identified by the words “intends”, “believe,” “project,” “expect,” “anticipate,” “estimate,” “outlook,” “budget,” “intend,” “strategy,” “plan,” “guidance,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, although not all forward-looking statements contain these identifying words. Such statements are based upon the current beliefs of Weatherford’s management and are subject to significant risks, assumptions, and uncertainties. Should one or more of these risks or uncertainties materialize, or underlying assumptions prove incorrect, actual results may vary materially from those indicated in our forward-looking statements. Readers are cautioned that forward-looking statements are only predictions and may differ materially from actual future events or results, including the price and price volatility of oil and natural gas; the extent or duration of business interruptions, demand for oil and gas and fluctuations in commodity prices associated with COVID-19 pandemic; general global economic repercussions related to COVID-19 pandemic; the macroeconomic outlook for the oil and gas industry; and operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the COVID-19 virus and COVID-19 variants, including logistical challenges, protecting the health and well-being of our employees, remote work arrangements, performance of contracts and supply chain disruptions; financial market conditions and availability of capital; our ability to generate cash flow from operations to fund our operations; and the realization of additional cost savings and operational efficiencies. Forward-looking statements are also affected by the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and those set forth from time-to-time in the Company’s other filings with the Securities and Exchange Commission. The Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events, or otherwise, except to the extent required under federal securities laws.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Document Description

99.1	Press Release of Weatherford International plc providing preliminary third-quarter 2021 performance update and announcing third-quarter 2021 conference call, dated October 12, 2021.
99.2	Press Release of Weatherford International plc announcing the commencement of the offering of the Notes, dated October 12, 2021.
99.3	Press Release of Weatherford International plc announcing the commencement of the tender offer, dated October 12, 2021.
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Weatherford International plc

By:	/s/ Scott C. Weatherholt
Scott C. Weatherholt
Executive Vice President, General Counsel and Chief Compliance Officer

Dated: October 12, 2021